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                                                                   EXHIBIT 10.KK

                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                          BAYONNE PLANT HOLDING, L.L.C.

                      A DELAWARE LIMITED LIABILITY COMPANY

                                    PREAMBLE

         The undersigned sole member, MESQUITE INVESTORS, L.L.C., a Delaware limited liability company (the "Member"), hereby forms BAYONNE PLANT HOLDING, L.L.C., a Delaware limited liability company (the "Company"), pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del. C. Sections 18-101, et seq. (the "Act"), and hereby declares the following to be the Limited Liability Company Agreement (the "Agreement") of the Company as of the Effective Date (as defined herein).

                                    ARTICLE I
                              DEFINITIONS AND TERMS

         SECTION 1.01. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings for the purposes of this
Agreement:

                  "ACT" means the Delaware Limited Liability Company Act, 6 Del
C. Sections 18-101, et seq., as amended from time to time (or any corresponding provisions of succeeding law).

                  "AGREEMENT" means this Limited Liability Company Agreement, as the same may be amended from time to time.

                  "ASSETS" means, at any time, any real property and other assets owned or leased by the Company from time to time.

                  "CAPITAL CONTRIBUTION" means a capital contribution made by the Member pursuant to Section 3.01 or 3.02.

                  "CERTIFICATE" means the Certificate of Formation filed with the Secretary of State of Delaware on January 6, 2003 to form the Company pursuant to the Act, as originally executed by Kevin Medill (as an authorized person within the meaning of the Act) and as amended, modified, supplemented or restated from time to time, as the context requires.

                  "COMPANY" means the limited liability company formed pursuant to this Agreement.

                  "DISTRIBUTABLE CASH" means cash (in U.S. dollars) of the Company that the Member determines is available for distribution.

                  "EFFECTIVE DATE" has the meaning set forth in Section 2.02 hereof.


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                  "INTEREST" means the ownership interest in the Company at any time, including the right of the Member to any and all benefits to which the Member may be entitled as provided in this Agreement, together with the obligations of the Member to comply with all the terms and provisions of this Agreement.

                  "MEMBER" means Mesquite Investors, L.L.C. and any other member or members admitted to the Company in accordance with this Agreement or any amendment or restatement hereof.

                  "PERSON" has the meaning set forth in the Act.

         SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

                                   ARTICLE II
                                    FORMATION

         SECTION 2.01. Name. The name of the Company shall be as set forth in the Preamble hereof. All business of the Company shall be conducted under such name and title to all property, real, personal, or mixed, owned by or leased to the Company shall be held in such name. Notwithstanding the preceding sentence, the Member may change the name of the Company or adopt such trade or fictitious names as it may determine.

         SECTION 2.02. Term. The term of the Company commenced on the date of filing of the Certificate of Formation of the Company in the Office of the Secretary of State of Delaware (the "Effective Date") and, pursuant to Section 18-201(d) of the Act, this Agreement shall be effective as of the Effective Date. The term of the Company shall continue until terminated as provided in
Article VIII hereof.

         SECTION 2.03. Principal Place of Business. The principal place of business of the Company shall be located at 1001 Louisiana Street, Houston, Texas 77002. The Member may establish other offices at other locations.

         SECTION 2.04. Agent for Service of Process. The Corporation Trust Company shall be the registered agent of the Company upon whom process against it may be served. The address of such agent within the State of Delaware is:
Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.

         SECTION 2.05. Purposes of the Company. The Company has been organized to engage in any lawful act or activity for which a Delaware limited liability company may be formed.


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                                   ARTICLE III
                              CAPITAL CONTRIBUTIONS

         SECTION 3.01. Capital Contribution. The Member may contribute cash or other property to the Company as it shall decide, from time to time.

         SECTION 3.02. Additional Capital Contributions. If at any time the Member shall determine that additional funds or property are necessary or desirable to meet the obligations or needs of the Company, the Member may make additional Capital Contributions.

         SECTION 3.03. Limitation on Liability. The liability of the Member shall be limited to its Interest in the Company, and the Member shall not have any personal liability to contribute money to, or in respect of, the liabilities or the obligations of the Company, except as set forth in the Act.

         SECTION 3.04. Withdrawal of Capital; Interest. The Member may not withdraw capital or receive any distributions, except as specifically provided herein. No interest shall be paid by the Company on any Capital Contributions.

                                   ARTICLE IV
                                  DISTRIBUTIONS

         SECTION 4.01. Distributions. Except as otherwise provided in the Act, all Distributable Cash of the Company shall be distributed to the Member, or distributions in kind may be made to the Member at such times as the Member shall determine.

                                    ARTICLE V
                                BOOKS AND RECORDS

         SECTION 5.01. Books and Records. The Member shall keep or cause to be kept complete and accurate books of account and records that shall reflect all transactions and other matters and include all documents and other materials with respect to the Company's business that are usually entered into and maintained by Persons engaged in similar businesses. All Company financial statements shall be accurate in all material respects, shall fairly present the financial position of the Company and the results of its operations and Distributable Cash and transactions in its reserve accounts, and shall be prepared in accordance with generally accepted accounting principles, subject, in the case of quarterly statements, to year-end adjustments. The books of the Company shall at all times be maintained at the principal office of the Company or at such other location as the Member decides.

                                   ARTICLE VI
                            MANAGEMENT OF THE COMPANY

         SECTION 6.01. Management. The management of the Company shall be under the direction of the Member, who may, from time to time, designate one or more persons to be officers of the Company, with such titles as the Member may determine, including those positions set forth in Section 6.02.


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         SECTION 6.02. Officers. Such of the following officers shall be elected as the Member deems necessary or appropriate: a President, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice
Presidents, a Secretary, a Treasurer, a Controller, one or more Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers, and such other officers with such titles and powers and/or duties as the Member shall from time to time determine. Officers may be designated for particular areas of responsibility and simultaneously serve as officers of subsidiaries or divisions. Any officer so elected may resign at any time upon written notice to the Member. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective. Any officer may be removed, with or without cause, by the Member. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company, but the election or appointment of any officer shall not of itself create contractual rights. Any number of offices may be held by the same person. Any vacancy occurring in any office by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Member.

         (a) President. The President shall have general control of the business, affairs, operations and property of the Company, subject to the supervision of the Member. He may sign or execute, in the name of the Company, all deeds, mortgages, bonds, contracts or other undertakings or instruments, except in cases where the signing or execution thereof shall have been expressly delegated by the Member to some other officer or agent of the Company. He shall have and may exercise such powers and perform such duties as may be provided by law or as are incident to the office of President of a company (as if the Company were a Delaware corporation) and such other duties as are assigned from time to time by the Member.

         (b) Vice Presidents. Each Executive Vice President, Senior Vice President, Vice President and Assistant Vice President shall have such powers and perform such duties as may be provided by law or as may from time to time be assigned to him, either generally or in specific instances, by the Member or the President. Any Executive Vice President or Senior Vice President may perform any of the duties or exercise any of the powers of the President at the request of, or in the absence or disability of, the President or otherwise as occasion may require in the administration of the business and affairs of the Company.

         Each Executive Vice President, Senior Vice President, Vice President and Assistant Vice President shall have authority to sign or execute all deeds, mortgages, bonds, contracts or other instruments on behalf of the Company, except in cases where the signing or execution thereof shall have been expressly delegated by the Member to some other officer or agent of the Company.

         (c) Secretary. The Secretary shall keep the records of the Company, in books provided for that purpose; he shall be custodian of the seal or seals of the Company; he shall see that the seal is affixed to all documents requiring same, the execution of which, on behalf of the Company, under its seal, is duly authorized, and when said seal is so affixed he may attest same; and, in general, he shall perform all duties incident to the office of the secretary of a company (as if the Company were a Delaware corporation), and such other duties as from time to time may be


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assigned to him by the Member or the President or as may be provided by law. Any
Assistant Secretary may perform any of the duties or exercise any of the powers of the Secretary at the request of, or in the absence or disability of, the Secretary or otherwise as occasion may require in the administration of the business and affairs of the Company.

         (d) Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Company, and shall deposit, or cause to be deposited, in the name of the Company, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Member; if required, he shall give a bond for the faithful discharge of his duties, with such surety or sureties as the Member may determine; he shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Company and shall render to the Member or the President, whenever requested, an account of the financial condition of the Company (as if the Company were a Delaware corporation); and, in general, he shall perform all the duties incident to the office of treasurer of a company, and such other duties as may be assigned to him by the Member or the President or as may be provided by law.

         (e) Controller. The Controller shall be the chief accounting officer of the Company. He shall keep full and accurate accounts of the assets, liabilities, commitments, receipts, disbursements and other financial transactions of the Company; shall cause regular audits of the books and records of account of the Company and supervise the preparation of the Company's financial statements; and, in general, he shall perform the duties incident to the office of controller of a company (as if the Company were a Delaware corporation) and such other duties as may be assigned to him by the Member or the President or as may be provided by law. If no Controller is elected by the Member, the Treasurer shall perform the duties of the office of controller.

                                   ARTICLE VII
                         TRANSFERS OF COMPANY INTERESTS

         SECTION 7.01. Transfers. The Member may, directly or indirectly, sell, assign, transfer, pledge, hypothecate or otherwise dispose of all or any part of its Interest. Any Person acquiring the Member's Interest shall be admitted to the Company as a substituted Member with no further action being required on the part of the Member.

                                  ARTICLE VIII
                           DISSOLUTION AND TERMINATION

         SECTION 8.01. Dissolution. The Company shall be dissolved and its business wound up upon the decision made at any time by the Member to dissolve the Company, or upon the occurrence of any event of dissolution under the Act.

         SECTION 8.02. Liquidation. Upon dissolution, the Company's business shall be liquidated in an orderly manner. The Member shall wind up the affairs of the Company pursuant to this Agreement and in accordance with the Act, including, without limitation, Section 18-804 thereof.


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         SECTION 8.03. Distribution of Property. If in the discretion of the
Member it becomes necessary to make a distribution of Company property in kind in connection with the liquidation of the Company, such property shall be transferred and conveyed to the Member.

                                   ARTICLE IX
                                 INDEMNIFICATION

         SECTION 9.01. General. Except to the extent expressly prohibited by the Act, the Company shall indemnify each Person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that such Person or such Person's testator or intestate is or was a member or officer of the Company, against judgments, fines (including excise taxes assessed on a Person with respect to an employee benefit plan), penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with such action or proceeding, or any appeal therefrom; provided that no such indemnification shall be made if a judgment or other final adjudication adverse to such Person establishes that his conduct did not meet the then applicable minimum statutory standards of conduct; and provided, further, that no such indemnification shall be required in connection with any settlement or other non-adjudicated disposition of any threatened or pending action or proceeding unless the Company has given its prior consent to such settlement or such other disposition, which consent shall not be unreasonably withheld.

         SECTION 9.02. Reimbursement. The Company shall advance or promptly reimburse, upon request, any Person entitled to indemnification hereunder for all expenses, including attorneys' fees, reasonably incurred in defending any action or proceeding in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of such Person (in form and substance satisfactory to the Company) to repay such amount if such Person is ultimately found not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced or reimbursed exceed the amount to which such Person is entitled; provided that such Person shall cooperate in good faith with any request by the Company that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential conflicts of interest between or among such parties; and provided, further, that the Company shall only advance attorneys' fees in respect of legal counsel approved by the Company, such approval not to be unreasonably withheld.

         SECTION 9.03. Availability. The right to indemnification and advancement of expenses under this provision is intended to be retroactive and shall be available with respect to any action or proceeding which relates to events prior to the effective date of this provision.

         SECTION 9.04. Indemnification Agreement. The Company is authorized to enter into agreements with any of its members or officers extending rights to indemnification and advancement of expenses to such Person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of such Person pursuant to this provision.

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         SECTION 9.05. Enforceability. In case any provision in this Article IX shall be determined at any time to be unenforceable in any respect, the other provisions shall not in any way be affected or impaired thereby, and the affected provisions shall be given the fullest possible enforcement in the circumstances, it being the intention of the Company to provide indemnification and advancement of expenses to its members and officers, acting in such capacities, to the fullest extent permitted by law.

         SECTION 9.06. No Amendments. No amendment or repeal of this provision shall apply to or have any effect on the indemnification of, or advancement of expenses to, the Member or any officer of the Company for, or with respect to, acts or omissions of such Member or officer occurring prior to such amendment or repeal.

         SECTION 9.07. Not Exclusive. The foregoing shall not be exclusive of any other rights to which the Member or any officer may be entitled as a matter of law and shall not affect any rights to indemnification to which Company personnel other than the Member or officers may be entitled by contract or otherwise.

                                    ARTICLE X
                                  MISCELLANEOUS

         SECTION 10.01. Amendments and Consents. This Agreement may be modified or amended only by the Member.

         SECTION 10.02. Benefits of Agreement. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or the Member.

         SECTION 10.03. Integration. This Agreement constitutes the entire agreement pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements in connection therewith. No covenant, representation or condition not expressed in this Agreement shall affect, or be effective to interpret, change or restrict, the express provisions of this Agreement.

         SECTION 10.04. Headings. The titles of Articles and Sections of this Agreement are for convenience only and shall not be interpreted to limit or amplify the provisions of this Agreement.

         SECTION 10.05. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, which may be sufficiently evidenced by one counterpart.

         SECTION 10.06. Severability. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement, which are valid.


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         SECTION 10.07. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware, without regard to its conflict of law principles.

         IN WITNESS WHEREOF, this Limited Liability Company Agreement has been duly executed by Mesquite Investors, L.L.C., effective as of the 6th day of January 2003.

                                        MESQUITE INVESTORS, L.L.C.

                                        By: El Paso Chaparral Management, L.P.
                                            Its Manager


                                            By: /s/ Andrew C. Kidd
                                               ------------------------------
                                                       Andrew C. Kidd
                                                     Vice President and
                                                  Associate General Counsel

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                                                               EXECUTION VERSION


                              ASSIGNMENT AGREEMENT

                  This ASSIGNMENT AGREEMENT, dated December 20, 2002, (this "Assignment Agreement"), is by and among POWER CONTRACT FINANCE, L.L.C., a Delaware limited liability company ("PCF"), COGEN TECHNOLOGIES NJ VENTURE, a New Jersey general partnership (the "Bayonne Venture"), TEVCO/MISSION BAYONNE PARTNERSHIP, a Delaware general partnership ("Tevco/Mission"), CPN BAYONNE, L.L.C., a Delaware limited liability company ("CPN Bayonne"), EAST COAST POWER BAYONNE GP, L.L.C., a Delaware limited liability company ("Bayonne GP"), TM BAYONNE, L.L.C., a Delaware limited liability company ("TM Bayonne"), BERGEN POINT ENERGY COMPANY, L.L.C., a Delaware limited liability company ("Bergen Point" and, together with the Bayonne Venture, Tevco/Mission, CPN Bayonne, Bayonne GP, and TM Bayonne, the "Bayonne Assignors"), EAST COAST POWER L.L.C., a Delaware limited liability company ("ECP"), BONNEVILLE PACIFIC CORPORATION, a Delaware corporation ("BPC"), and MESQUITE INVESTORS, L.L.C., a Delaware limited liability company ("Mesquite") (PCF, the Bayonne Assignors, ECP, BPC and Mesquite each individually a "Party" and collectively the "Parties").

                                   WITNESSETH:

                  WHEREAS, the Bayonne Venture is a party with Jersey Central Power & Light Company, a New Jersey corporation ("JCP&L"), to the Agreement for Purchase of Electric Power, dated October 29, 1985, as amended by the First Amendment thereto, dated September 5, 1986, and the Second Amendment thereto, dated August 15, 1988 (as so amended, the "Original Bayonne PPA"), whereby the Bayonne Venture sells generating capacity and associated energy to JCP&L from the Bayonne Venture's cogeneration facility in Bayonne, New Jersey;

                  WHEREAS, the governing body of the Bayonne Venture has adopted resolutions approving the distribution of the Bayonne Venture's entire right, title, and interest in and to the Original Bayonne PPA (the "Bayonne Assigned Interest") to its direct parents, Tevco/Mission, CPN Bayonne, and Bayonne GP (the distributions described in this recital, collectively, the "First Bayonne Distribution");

                  WHEREAS, the governing body of Tevco/Mission has adopted resolutions approving the distribution of Tevco/Mission's entire right, title, and interest in and to the Original Bayonne PPA to its direct parents, TM Bayonne and Bergen Point (the distributions described in this recital, collectively, the "Second Bayonne Distribution");

                  WHEREAS, the governing body of each of TM Bayonne, Bergen Point, CPN Bayonne, and Bayonne GP has adopted resolutions approving the distribution of TM Bayonne's, Bergen Point's, CPN Bayonne's, and Bayonne GP's, as applicable, entire right, title, and interest in and to the Original Bayonne PPA to its direct parent, ECP (the distributions described in this recital, collectively, the "Third Bayonne Distribution");

                  WHEREAS, the governing body of ECP has adopted resolutions approving the transfer of ECP's entire right, title, and interest in and to the Original Bayonne PPA to its direct
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parents, BPC and Mesquite (the transfer described in this recital, collectively, the "ECP Transfer");

                  WHEREAS, BPC and Mesquite have agreed to assume certain debt obligations of ECP that are owed to El Paso Merchant Energy North America Company, a Delaware corporation;

                  WHEREAS, the governing body of each of BPC and Mesquite has adopted resolutions approving the contribution of BPC's and Mesquite's, as applicable, entire right, title, and interest in and to the Original Bayonne PPA to its direct subsidiary, PCF (the contributions described in this recital, collectively, the "BPC/Mesquite Contribution");

                  WHEREAS, Article 19 of the Original Bayonne PPA permits Bayonne Venture, the seller under the Original Bayonne PPA, to assign its rights and obligations thereunder subsequent to a prior written consent of JCP&L, the buyer under the Original Bayonne PPA (the "Consent"); and

                  WHEREAS, in order to give effect to the distributions and contributions approved in the above-described resolutions, the Bayonne Venture desires to assign and convey to PCF, and PCF desires to acquire from the Bayonne Venture, the Bayonne Venture's entire right, title, and interest in and to the Original Bayonne PPA;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for good and valuable consideration, the receipt and substantiality of which are hereby acknowledged, the Parties hereto agree as follows:

                  1. EFFECTIVE DATE. This Assignment Agreement, and the assignments, transfers and distributions hereunder, shall be effective as of the earliest date and time ("Effective Date") when all of the following are satisfied: (a) an effective Consent is received by PCF; (b) all of the Conditions Precedent in Article III, Section B of the Amended and Restated Power Purchase Agreement between JCP&L and PCF dated as of February 27, 2002 have been satisfied or waived with the exception of Art. III(B)(vii), which pertains to the effectiveness of this Assignment Agreement; and (c) PCF delivers to BPC and Mesquite a certification that it has accepted this assignment.

                  2. TRANSFER AND ASSUMPTION. From and after the Effective Date, the Bayonne Venture hereby irrevocably grants, conveys, assigns, transfers, and sets over unto PCF all of the Bayonne Venture's rights, title, interest, powers, privileges, remedies, obligations and duties in, to, under and in respect of the Original Bayonne PPA, free and clear of all Encumbrances, which each of the Bayonne Assignors, ECP, BPC, and Mesquite acknowledges and agrees that such assignment is deemed to effect the First Bayonne Distribution, the Second Bayonne Distribution, the Third Bayonne Distribution, the ECP Transfer, and the BPC/Mesquite Contribution, and PCF hereby assumes all of the rights, title, interest, powers, privileges, remedies, obligations and duties of the Bayonne Venture under the Original Bayonne PPA.



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                  3. REPRESENTATIONS AND WARRANTIES.

                  (a) Each of the Bayonne Assignors, ECP, BPC, and Mesquite (each, an "Assigning Party") hereby represents and warrants, as of the date hereof and the Effective Date, to PCF that:

                         (i) it is duly organized, validly existing, and in good
             standing under the laws of its jurisdiction of organization and is in good standing in all jurisdictions where necessary with respect to its business or properties and has all requisite power and authority to conduct its business, to own its properties, and to execute, deliver, and perform its obligations under this Assignment Agreement;

                         (ii) the execution, delivery, and performance by such
             Assigning Party of this Assignment Agreement have been duly authorized by all necessary action, and do not and will not (A) require any consent or approval of its board of directors, shareholders, partners, members, or any other person or entity that has not been obtained, (B) violate any provision of its organizational documents or any law, rule, regulation, order, writ, judgment, injunction, decree, or award having applicability to it, or (C) result in a breach of or constitute a default or result in any Encumbrance on the Original Bayonne PPA or the Bayonne Assigned Interest, under any agreement relating to the management of its affairs or any indenture or loan or credit agreement or other agreement, lease, or instrument to which it is a party or by which it or its properties may be bound or affected;

                         (iii) this Assignment Agreement has been duly executed
             and delivered by such Assigning Party and is in full force and effect and constitutes the legal, valid, and binding contractual obligation of such Assigning Party, enforceable against such Assigning Party in accordance with its terms;

                         (iv) no consent, license, approval, or authorization
             of, or other action by, or any notice or filing with, any Governmental Entity or any other person or entity is necessary in connection with the execution, delivery, and performance by such Assigning Party of this Assignment Agreement, other than those that have been duly obtained and that are currently in full force and effect;

                         (v) there is no pending or, to such Assigning Party's
             knowledge on the date hereof, threatened, action or proceeding affecting such Assigning Party before any court, governmental agency, regulatory body, or arbitrator that could affect its ability to perform its obligations under, or that purports to affect the legality, validity, or enforceability of, this Assignment Agreement or the Original Bayonne PPA;

                         (vi) to such Assigning Party's knowledge on the date
             hereof, there exists no event or condition that constitutes a default, or that would, with the giving of notice or lapse of time, or both, constitute a default, under this Assignment Agreement or the Original Bayonne PPA, and, with respect to the Original Bayonne PPA, no Assigning Party has received any notice of termination, cancellation, breach or default thereunder;



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                         (vii) such Assigning Party has duly performed, complied
             with, and fulfilled all covenants, agreements, and conditions contained in this Assignment Agreement required to be performed or complied with by it on or before the date hereof, and this Assignment Agreement, as of the date hereof, is in full force and effect and has not been amended, and none of such Assigning Party's rights under this Assignment Agreement have been waived;

                         (viii) the Assigning Parties have filed or caused to be
             filed, or will file or cause to be filed, all tax returns required to be filed, with respect to taxes pertaining to the Original Bayonne PPA or the Bayonne Assigned Interest and all taxes shown on such tax returns have been paid, such tax returns are true, accurate and complete in all material respects, and there are no tax liens on the Original Bayonne PPA or the Bayonne Assigned Interest;

                         (ix) immediately prior to the Effective Date, the
             Original Bayonne PPA is in full force and effect and constitutes the legal, valid, and binding contractual obligation of the parties thereto, enforceable against such parties in accordance with its terms;

                         (x) the Bayonne Assigned Interest constitutes all of
             the right, title, interest, powers, privileges, remedies, obligations and duties in, to, under and in respect of the Original Bayonne PPA other than those of JCP&L; and

                         (xi) as of the Effective Date PCF will receive, all of
             the rights and benefits of the Bayonne Venture under the Original Bayonne PPA free and clear of all Encumbrances.

                  (b) (i) The Bayonne Venture represents and warrants that, immediately prior to the Effective Date, it has good and marketable title to the Bayonne Assigned Interest, free and clear of all Encumbrances.

                  (ii) Each of the Bayonne Assignors, ECP, BPC, and Mesquite represents and warrants that, upon the Effective Date, PCF will acquire good and marketable title to the Bayonne Assigned Interest, free and clear of all Encumbrances.

                  (c) PCF represents and warrants that this Assignment Agreement has been duly and validly executed and delivered by PCF and constitutes a valid and binding agreement of PCF, enforceable against PCF in accordance with its terms.

                  4. FURTHER REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS. Each of the Bayonne Assignors (other than the Bayonne Venture), ECP, BPC, and Mesquite agrees that it shall not at any time (a) exercise the legal authority
(i) to control or direct the control of the seller under the Original Bayonne PPA or (ii) to make any sales of electric capacity or energy under the Original Bayonne PPA or (b) file the Original Bayonne PPA as a rate filing with the Federal Energy Regulatory Commission.

                  5. ADDITIONAL DEFINITIONS. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Purchase and Sale Agreement dated as of November 5, 2002, among Mesquite, BPC and Morgan Stanley Capital Group Inc.

                  6. BINDING EFFECT. This Assignment Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

                  7. GOVERNING LAW. This Assignment Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles thereof relating to conflicts of law except
Section 5-1401 of the New York General Obligations Law.

                  8. FULL FORCE AND EFFECT. Except as provided in this Assignment Agreement, all transactions under the Original Bayonne PPA, as assigned hereunder, shall remain in full force and effect.

                  9. ENTIRE AGREEMENT. This Assignment Agreement, including all Schedules, Exhibits and attachments hereto, constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof and supercedes all oral communications and prior writings with respect hereto and thereto.

                  10. COUNTERPARTS. This Assignment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                  11. AMENDMENTS AND WAIVERS. This Assignment Agreement may be amended or any of its provisions waived only by a written instrument signed by the Parties.

                  12. FURTHER ASSURANCES. Each party hereto agrees to execute and deliver such documents and take such other actions as any other party hereto may from time to time reasonably request to further evidence the transactions contemplated hereby.

                  13. JURISDICTION. Each party hereto hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Assignment Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and any appellate courts thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives (i) any right to trial by jury and (ii) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the address of the party to be served set forth opposite such party's name on Schedule 1 hereto or to such other address as may be hereafter notified by the respective Parties hereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 13(e), any special, exemplary, punitive, or consequential damages.

           [The remainder of this page was left blank intentionally.]

                  IN WITNESS WHEREOF, the Parties hereto have executed this Assignment Agreement by their duly authorized officers as of the day and year first above written.

                                 COGEN TECHNOLOGIES NJ VENTURE

                                 By EAST COAST POWER BAYONNE GP,
                                      L.L.C.,
                                      its general partner


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:



                                 POWER CONTRACT FINANCE, L.L.C.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:



                                 TEVCO/MISSION BAYONNE
                                  PARTNERSHIP


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:



                                 CPN BAYONNE, L.L.C.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                 EAST COAST POWER BAYONNE GP, L.L.C.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:



                                 TM BAYONNE, L.L.C.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:



                                 BERGEN POINT ENERGY COMPANY, L.L.C.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:



                                 EAST COAST POWER, L.L.C.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:



                                 BONNEVILLE PACIFIC CORPORATION


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                 MESQUITE INVESTORS, L.L.C.

                                 By EL PASO CHAPARRAL
                                      MANAGEMENT, L.P.,
                                      its manager


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                                                      Schedule 1


                                Notice Addresses

To Bayonne Venture:                         To Bergen Point:

Cogen Technologies NJ Venture               Bergen Point Energy Company, L.L.C.
1001 Louisiana Street                       1001 Louisiana Street
Houston, TX  77002                          Houston, TX  77002
Attention:  General Counsel                 Attention:  General Counsel
            JEDI Bayonne GP, L.L.C.

To PCF:                                     To Tevco/Mission:

Power Contract Finance, L.L.C.              TEVCO/Mission Bayonne Partnership
1001 Louisiana Street                       1001 Louisiana Street
Houston, TX  77002                          Houston, TX  77002
Attention:  General Counsel                 Attention:  General Counsel
                                                        TM Bayonne, L.L.C.

To CPN Bayonne:                             To ECP:

CPN Bayonne, L.L.C.                         East Coast Power L.L.C.
1001 Louisiana Street                       1001 Louisiana Street
Houston, TX  77002                          Houston, TX  77002
Attention:  General Counsel                 Attention:  General Counsel

To Bayonne GP:                              To BPC:

East Coast Power Bayonne GP, L.L.C.         Bonneville Pacific Corporation
1001 Louisiana Street                       1001 Louisiana Street
Houston, TX  77002                          Houston, TX  77002
Attention:  General Counsel                 Attention:  General Counsel

To TM Bayonne:                              To Mesquite:

TM Bayonne, L.L.C.                          Mesquite Investors, L.L.C.
1001 Louisiana Street                       1001 Louisiana Street
Houston, TX  77002                          Houston, TX  77002
Attention:  General Counsel                 Attention:  General Counsel




                               Schedule 1 - Page 1